UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    July 31, 2006

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)



           0-20260                                         6-1150326
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   (Commission File Numbers)                   (IRS Employer Identification No.)


Two Manhattanville Road, Purchase, NY                        10577
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

             On July 31, 2006, Registrant filed a press release, which is attached hereto as exhibit 99.1.

ITEM 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

             (c)   Exhibits

                   Exhibit No.    Description of Exhibit
                   -----------    ----------------------
                   99.1           Registrant's Press Release dated July 31, 2006

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTEGRAMED AMERICA, INC.
                                   (Registrant)




Date:  July 31, 2006        By:    /s/: John W. Hylwak, Jr.
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                                   John W. Hlywak, Jr.
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial and
                                   Accounting Officer)